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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 Registration Statement of our McLeodUSA Incorporated reports dated January 27, 1999 (except with respect to the matter discussed in Note 16, as to which the date is March 5, 1999) and to all references to our Firm included in or made a part of this Registration Statement.

                                          /s/ ARTHUR ANDERSEN LLP

Chicago, Illinois
May 14, 1999